                      SAFETY COMPONENTS INTERNATIONAL, INC.

                          PHOENIX AIRBAG GmbH & CO. KG

                                       And

               AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED
                                  as Borrowers

                                       And

                            THE LENDERS NAMED HEREIN
                                   as Lenders

                                       And

                          KEYBANK NATIONAL ASSOCIATION
                             as Administrative Agent


                            ------------------------


                             FORM OF AMENDMENT NO. 2
                                   dated as of
                                  July 15, 1997

                                       to

                                CREDIT AGREEMENT
                                   dated as of
                                  May 21, 1997


                            ------------------------

                   FORM OF AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of July 15, 1997, is made among SAFETY COMPONENTS INTERNATIONAL, INC., a Delaware corporation (herein, together with its successors and assigns, the "COMPANY" or a "BORROWER"); PHOENIX AIRBAG GMBH & CO. KG., a company organized under the laws of the Federal Republic of Germany (herein, together with its successors and assigns, the "GERMAN BORROWER" or a "BORROWER"), AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED, a company organized under the laws of the United Kingdom (herein, together with its successors and assigns, the "BRITISH BORROWER" or a "BORROWER"); and KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement (hereafter defined):

PRELIMINARY STATEMENTS:

         (1) The Borrowers, the Lenders named therein, and the Administrative Agent entered into the Credit Agreement, dated as of May 21, 1997, as amended by Amendment No. 1 to Credit Agreement, dated as of June 2, 1997 (as so amended, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The Borrowers, such Administrative Agent and the Lenders party hereto desire to amend certain of the terms and provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT.

         1.1 MODIFICATION OF CERTAIN ANNEXES. Effective on the Effective Date (as hereinafter defined), Annex II, III, IV, V and VII to the Credit Agreement are amended to read in their entirety as set forth on Annex II, III, IV, V and VII hereto, respectively.

         1.2 TERMINATION OF TERM LOAN COMMITMENT; INCREASE OF REVOLVING COMMITMENT; RE-DESIGNATION OF OUTSTANDING TERM LOANS AS REVOLVING LOANS. Effective on the Effective Date, (a) the Total Term Loan Commitment is terminated, (b) the Total Revolving Commitment is increased from $12,000,000 to $27,000,000 (and the Revolving Commitment of KeyBank on Annex I to the Credit Agreement is amended to change it from $12,000,000 to $27,000,000), and (c) after giving effect to all payments thereof on or prior to the Effective Date, any remaining outstanding Term Loans are re-designated as outstanding Revolving Loans of the Company.

         1.3 REVOLVING FACILITY. Effective on the Effective Date, section 2.1(b) of the Credit Agreement is amended to read in its entirety as follows:

                  (b) REVOLVING FACILITY. Loans under the Revolving Facility (each a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS"): (i) may be incurred by any Borrower, PROVIDED that (A) Revolving Loans made to the Company to finance (or refinance Indebtedness originally incurred to finance) Permitted Acquisitions of businesses directly related to the automotive airbag industry may not be incurred in an aggregate principal amount in excess of $15,000,000 and may only be incurred after July 24, 1997, if at the time of incurrence the Company would be in compliance with the covenants contained in sections 9.7 and
         9.8 based on pro forma combined financial statements for the most recently completed four fiscal quarters, which acquisitions permitted by this clause (i) shall not require the consent of the Required Lenders or Lenders specified in the definition of Permitted Acquisition, and (B) the principal amount of the Revolving Loans of the German Borrower and the British Borrower may not exceed, in the aggregate for both such Borrowers, $2,000,000 at any time; (ii) may be made at any time and from time to time on and after the Initial Borrowing Date and prior to the Maturity Date; (iii) except as otherwise provided, may, at the option of the applicable Borrower, be incurred and maintained as, or converted into, Revolving Loans which are Prime Rate Loans, or Eurocurrency Loans denominated in Dollars or in an Alternative Currency, PROVIDED that all Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Revolving Loans of the same currency and Type; (iv) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; and (v) shall not exceed for any Lender at any time outstanding that aggregate principal amount which, when added to the product at such time of (A) such Lender's Revolving Facility Percentage, TIMES (B) the aggregate Letter of Credit Outstandings, equals the Revolving Commitment of such Lender at such time. Revolving Loans to the Company which are Eurocurrency Loans may only be denominated in Dollars. For the avoidance of doubt, as of July 24, 1997, $0 aggregate principal amount of Revolving Loans incurred to finance or refinance Permitted Acquisitions were outstanding. Revolving Loans made to the Company to finance (or refinance Indebtedness originally incurred to finance) Permitted Acquisitions may not be reborrowed unless repaid or prepaid in full within six months of the date such Revolving Loans are first incurred.

         1.4 COMPLIANCE WITH ERISA. Effective on the Effective Date, section
7.14 of the Credit Agreement is amended by adding in the last sentence thereof following "writing," and "except for the Health Care Plan for Employees and Dependents under the Group Protection Plan for Employees and the Term Life Insurance Plan under the Group Protection Plan for Employees."

         1.5 INDEBTEDNESS. Effective on the Effective Date, section 9.4 of the Credit Agreement is amended by changing the amount "$5,000,000" which appears in clause (d) thereof to "$90,000,000", and the Lenders consent to the issuance by the Company of $90,000,000 aggregate original principal amount of its Senior Subordinated Notes due 2007 (and any Exchange Notes issued pursuant to the Registration Rights Agreement entered into in connection therewith).

         1.6 TOTAL SENIOR FUNDED DEBT/EBITDA RATIO. Effective on the Effective Date, section 9.7 of the Credit Agreement is amended to read in its entirety as follows:

         9.7. TOTAL SENIOR FUNDED DEBT/EBITDA RATIO. The Company will not at any time permit the ratio of (i) the amount of Total Senior Funded Debt at such time to (ii) EBITDA for any Testing Period to be less than the ratio shown below for any applicable period:

      Period                                                  Ratio
      ------                                                  -----
June 30, 1997 through                                     2.50 to 1.00
March 31, 1998
April 1, 1998 through                                     2.00 to 1.00
September 30, 1998
October 1, 1998 through                                   1.50 to 1.00
May 31, 2002

         1.7 FIXED CHARGE COVERAGE RATIO. Effective on the Effective Date,
section 9.8 of the Credit Agreement is amended to read in its entirety as follows:

         9.8. FIXED CHARGE COVERAGE RATIO. The Company will not permit its Fixed Charge Coverage Ratio for any Testing Period to be less than the ratio shown below for any applicable period:

     Period                                                  Ratio
     ------                                                  -----
June 30, 1997 through                                    1.00 to 1.00
December 31, 1998
January 1, 1999 through                                  1.10 to 1.00
March 31, 1999
April 1, 1999 through                                    1.15 to 1.00
March 31, 2000
April 1, 2000 through                                    1.25 to 1.00
May 31, 2002

         1.8 CAPITAL EXPENDITURES. Effective on the Effective Date, section 9.9 of the Credit Agreement is amended by changing the amount "$8,000,000" which appears therein to "$10,000,000".

         1.9 MINIMUM CONSOLIDATED NET WORTH. Effective on the Effective Date,
section 9.11 of the Credit Agreement is amended by changing the amount "$37,000,000" which appears therein to "$35,000,000".

         1.10 TOTAL SENIOR FUNDED DEBT. Effective on the Effective Date, section
1.1 of the Credit Agreement is amended by adding the following definition in proper alphabetical order:

                  "TOTAL SENIOR FUNDED DEBT" shall mean Total Indebtedness less the outstanding balance of the Indebtedness permitted by section 9.4(d).

         1.11 AMORTIZATION OF REVOLVING LOANS FOR PERMITTED ACQUISITIONS, ETC. Effective on the Effective Date, (i) section 5.2(i) of the Credit Agreement is redesignated as section 5.2(j), and (ii) new section 5.2(i) is added to the Credit Agreement, reading as follows:

                  (i) Any Revolving Loans incurred by the Company to finance (or refinance Indebtedness incurred to finance) any Permitted Acquisition which are not repaid or prepaid in full within six months of the date first incurred ("AMORTIZING REVOLVING LOANS"), shall be subject to mandatory prepayment as provided below. On the last Business Day of each March, June, September and December, commencing with the first such date which follows the twelve month anniversary of the date any Amortizing Revolving Loan was first incurred, the Company shall prepay a principal amount thereof equal to 5% of the outstanding principal amount thereof which was outstanding on such twelve month anniversary date, with a final prepayment of principal in the amount of the entire remaining principal amount thereof being due and payable on the Maturity Date. Each such prepayment shall be accompanied by interest on the amount prepaid accrued to the date of prepayment, and any voluntary prepayment by the Company of any such Amortizing Revolving Loans shall be applied to the mandatory installment payment amounts in inverse order of maturity.

                  SECTION 2. AMENDMENTS TO OTHER CREDIT DOCUMENTS AND ADDITIONAL CREDIT DOCUMENTS.

         2.1 PLEDGE AGREEMENT. On the Effective Date, the Credit Parties named therein and the Collateral Agent shall enter into Amendment No. 2 to Pledge Agreement, substantially in the form attached hereto as Exhibit A (AMENDMENT NO. 2 TO PLEDGE AGREEMENT), and the additional stock to be pledged thereunder shall be pledged to the Collateral Agent as provided therein.

         2.2 SECURITY AGREEMENT. On the Effective Date, the Credit Parties named therein and the Collateral Agent shall enter into Amendment No. 2 to Security Agreement, substantially in the form attached hereto as Exhibit B (AMENDMENT NO. 2 TO SECURITY AGREEMENT).

         2.3 SUBSIDIARY GUARANTY. On the Effective Date, the Credit Parties named therein and the Administrative Agent shall enter into Amendment No. 2 to Subsidiary Guaranty, substantially in the form attached hereto as Exhibit C (AMENDMENT NO. 2 TO SUBSIDIARY GUARANTY).

         2.4 CONSENT TO AMENDMENTS. The Lenders party hereto and the Administrative Agent hereby consent to the execution and delivery of Amendment No. 2 to Pledge Agreement, Amendment No. 2 to Security Agreement, and Amendment No. 2 to Subsidiary Guaranty, and to the amendments effected thereby.

         2.5 SOUTH CAROLINA MORTGAGE. On the Effective Date, Safety Components Fabric Technologies, Inc. shall enter into an Open End Mortgage, Assignment of Leases and Security Agreement substantially in the form attached hereto as Exhibit D (the "MORTGAGE").

         2.6 PATENT AND TRADEMARK ASSIGNMENTS. On the Effective Date, Safety Components Fabric Technologies, Inc. shall enter into a Collateral Assignment of Patents and Security Agreement substantially in the form attached hereto as Exhibit E (the "PATENT ASSIGNMENT")and a Collateral Assignment of Trademarks and Security Agreement substantially in the form attached hereto as Exhibit F (the "TRADEMARK ASSIGNMENT").

         2.7 FILINGS, RECORDINGS, ETC. Promptly following the Effective Date, the Company will at its expense cause any and all UCC financing statements, notices of secured transactions and other filings and recordings considered by the Collateral Agent to be necessary or desirable in connection with the grant of the security interests pursuant to Amendment No. 1 to Pledge Agreement, Amendment No. 1 to Security Agreement, the Mortgage, the Patent Assignment and the Trademark Assignment to be executed, delivered, made, filed and/or otherwise effected.

         SECTION 3. REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants as follows:

         3.1 JPS ACQUISITION AND PRIVATE PLACEMENT. (a) The Company has delivered to the Administrative Agent prior to the execution of this Amendment a true, correct and complete copy of the Asset Purchase Agreement made and entered into as of June 30, 1997 by and between JPS Automotive, L.P. and the Company (the "ASSET PURCHASE AGREEMENT") relating to the acquisition by the Company of the air restraint and technical products division of JPS Automotive, L.P. There are no "side letters" or similar documents which purport to modify or waive any of the terms or conditions of the Asset Purchase Agreement.

         (b) The Company has delivered to the Administrative Agent prior to the execution of this Amendment true, correct and complete copies of all of the documents relating the private placement (collectively, the "PRIVATE PLACEMENT DOCUMENTS") of an aggregate principal amount of $80,000,000 Senior Subordinated Notes, Due 2007 (the "SENIOR SUBORDINATED NOTES"). There are no "side letters" or similar documents which purport to modify or waive any of the terms or conditions of the Private Placement Documents. On or prior to the Effective Date, the Company has completed the private placement of the Senior Subordinated Notes and has received the net proceeds thereof.

         (c) On or prior to the Effective Date, the transactions contemplated by the Asset Purchase Agreement have been consummated in accordance with all legal requirements and the terms and provisions of the Asset Purchase Agreement and any other documents contemplated thereby without any material waiver or other modifications which have not been approved by the Administrative Agent.

         3.2 AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of each Borrower, has been duly executed and delivered by a duly authorized officer or officers of each Borrower, and constitutes the valid and binding agreement of each Borrower, enforceable against such Borrower in accordance with its terms.

         3.3 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Company contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

         3.4 NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

         3.5 COMPLIANCE. Each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.

         SECTION 4. RATIFICATIONS.

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         SECTION 5. BINDING EFFECT.

         This Amendment shall become effective on the date (the "EFFECTIVE DATE") the following conditions shall have been satisfied:

                  (a) this Amendment shall have been executed by each Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent;

                  (c) the Administrative Agent shall have been notified by Lenders constituting the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);

                  (d) Amendment No. 2 to Pledge Agreement, Amendment No. 2 to Security Agreement, Amendment No. 2 to Subsidiary Guaranty, the Mortgage, the Patent Assignment and the Trademark Assignment shall each have been duly executed and delivered and shall each be in full force and effect;

                  (e) the transactions contemplated by the Asset Purchase Agreement have been consummated in accordance with all legal requirements and the terms and provisions of the Asset Purchase Agreement and any other documents contemplated thereby without any waiver or other modifications which have not been approved by the Administrative Agent;

                  (f) the Company has completed the private placement of the Senior Subordinated Notes and in accordance with all legal requirements and the terms and provisions of the Private Placement Documents without any waiver or other modifications which have not been approved by the Administrative Agent has received the net proceeds thereof;

                  (g) the Company has repaid the outstanding principal of and interest on the Term Loan in full in immediately available funds;

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Company on behalf of each Borrower and confirm the specific Effective Date hereof.

         SECTION 6. MISCELLANEOUS.

         6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of any Agent or any Lender to rely upon them.

         6.2 REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         6.3 PERMITTED ACQUISITION. Keybank National Association, as sole Lender, hereby approves the acquisition of the air restraint and technical products division of JPS Automotive, L.P. as contemplated by the Asset Purchase Agreement as a Permitted Acquisition under the Credit Agreement.

         6.4 EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Company agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         6.5 SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         6.6 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         6.7 HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.8 ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         6.9 COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


                                         SAFETY COMPONENTS INTERNATIONAL, INC.

                                         BY:
                                             -----------------------------------
                                                  EXECUTIVE VICE PRESIDENT


                                         AUTOMOTIVE SAFETY COMPONENTS
                                         INTERNATIONAL LIMITED


                                         BY:
                                             -----------------------------------
                                                  EXECUTIVE VICE PRESIDENT

                                         PHOENIX AIRBAG GMBH & CO. KG.,
                                         BY ITS GENERAL PARTNER, PHOENIX AIRBAG
                                         VERWALTUNGS GMBH


                                         BY:
                                             -----------------------------------
                                                  ATTORNEY-IN-FACT

                                         KEYBANK NATIONAL ASSOCIATION,
                                                  INDIVIDUALLY AND AS
                                                  ADMINISTRATIVE AGENT

                                         BY:
                                             -----------------------------------
                                                  EXECUTIVE VICE PRESIDENT